UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 18, 2021

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 120
Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301) 861-3305

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Condor Hospitality Trust, Inc, (the “Company”) held a special meeting of shareholders on January 18, 2021. The holders of the common stock of the Company (i) approved the issuance of up to 4,000,000 shares of common stock of the Company to SREP III Flight-Investco 2, L.P.(“SREP”) and Efanur S.A. (“Efanur”) in connection with a potential rights offering, (ii) approved the issuance of up to 4,000,000 shares of common stock of the Company in a potential private placement to SREP and Efanur, and (iii) approved any change of control that could result from the potential issuance of securities following approval of Proposal One or Proposal Two.

For the special meeting, there were 12,015,115 shares of common stock as of December 14, 2020, the record date, eligible to vote at the meeting, of which holders of 10,245,492 shares of common stock were present at the meeting virtually or by proxy.  The tabulation for each matter voted upon at the meeting by the common stock was as follows:

Proposal One: To approve, in accordance with NYSE American Company Guide Rule 713(a), the issuance of up to 4,000,000 shares of common stock of the Company to SREP III Flight-Investco 2, L.P. and Efanur S.A. in connection with a rights offering.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
10,137,593	65,705	42,194	0

Proposal Two: To approve, in accordance with NYSE American Company Guide Rule 713(a), the issuance of up to 4,000,000 shares of common stock of the Company in a private placement to SREP III Flight-Investco 2, L.P. and Efanur S.A.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
10,112,733	90,562	42,197	0

Proposal Three: To approve any change of control that could result from the potential issuance of securities following approval of Proposal One or Proposal Two in accordance with NYSE American Company Guide Rule 713(b).

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
10,130,595	66,475	48,422	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: January 22, 2021	By:	/s/ Jill Burger
	Name:	Jill Burger
	Title:	Interim Chief Financial Officer and Chief Accounting Officer